UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2008

(Exact name of registrant as specified in its charter)

Pennsylvania	333-35083	25-1411751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Bradley Street Warren, Pennsylvania	16365
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (814) 723-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 21, 2008, United Refining Company, United Refining Company of Pennsylvania, Kiantone Pipeline Corporation, Country Fair, Inc. and Kwik-Fill Corporation (as Guarantor) (collectively, the “Registrant”) entered into Amendment No. 8 (“Amendment No. 8”) to its credit agreement (“Revolving Credit Facility”) with its bank group led by PNC Bank, N.A. (the “Agent”), as Agent, pursuant to which our existing credit facility increased from $100,000,000 to $130,000,000. Under Amendment No. 8, interest is calculated as follows: (a) for base rate borrowings, at the great of the Agent’s prime rate, federal funds rate plus .5% or the daily LIBOR rate plus 1% and (b) for euro-rate borrowings, at the LIBOR rate plus an applicable margin of 1.75% to 2.25%. The applicable margin will vary depending on a formula calculating our average unused availability under the facility. Under the credit facility in effect prior to Amendment No. 8, interest was calculated as follows: (a) for base rate borrowings, at the greater of the Agent Bank’s prime rate less an applicable margin of .5% to 0% or federal funds rate plus 1%; (b) for euro-rate borrowings, at the LIBOR rate plus an applicable margin of 1.25% to 1.75%. The applicable margin varies with our facility leverage ratio calculation.

The Revolving Credit Facility continues to be secured primarily by certain cash accounts, accounts receivable and inventory. Until expiration on November 27, 2011, we may borrow on a borrowing base formula as set forth in the facility.

For more information regarding the credit facility, reference is made to the Amended and Restated Credit Agreement attached as Exhibit 10.15 to the Registrant’s Annual Report on Form 10-K to be filed on December 1, 2008 and incorporated herein by reference. A copy of United Refining Company’s (“URC”) press release relating to the amended credit facility is attached hereto as Exhibit 99.1.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.15	Amendment No. 8 to Credit Agreement, dated November 21, 2008, by and among United Refining Company, United Refining Company of Pennsylvania, Kiantone Pipeline Corporation, Country Fair, Inc., Kwik-Fill Corporation, the lenders party to the Credit Agreement, Manufacturers and Traders Trust Company and Bank Leumi, USA, as Co-Documentation Agents and PNC Bank, N.A. as Agent (Incorporated by reference to Exhibit 10.15 to the Registrant’s Annual Report on Form 10-K to be filed on December 1, 2008).

99.1	Press release, dated November 21, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1034, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2008

UNITED REFINING COMPANY

By:	/s/ James E. Murphy
Name:	James E. Murphy
Title:	Vice President and Chief Financial Officer

UNITED REFINING COMPANY OF PENNSYLVANIA

By:	/s/ James E. Murphy
Name:	James E. Murphy
Title:	Vice President and Chief Financial Officer

KIANTONE PIPELINE CORPORATION

By:	/s/ James E. Murphy
Name:	James E. Murphy
Title:	Vice President and Chief Financial Officer

COUNTRY FAIR, INC.

By:	/s/ James E. Murphy
Name:	James E. Murphy
Title:	Vice President – Finance

KWIK-FILL CORPORATION

By:	/s/ James E. Murphy
Name:	James E. Murphy
Title:	Vice President and Chief Financial Officer

Exhibit Index

10.15	Amendment No. 8 to Credit Agreement, dated November 21, 2008, by and among United Refining Company, United Refining Company of Pennsylvania, Kiantone Pipeline Corporation, Country Fair, Inc., Kwik-Fill Corporation, the lenders party to the Credit Agreement, Manufacturers and Traders Trust Company and Bank Leumi, USA, as Co-Documentation Agents and PNC Bank, N.A. as Agent (Incorporated by reference to Exhibit 10.15 to the Registrant’s Annual Report on Form 10-K to be filed on December 1, 2008).

99.1	Press release, dated November 21, 2008.